UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: January 31

Date of reporting period: April 30, 2015

Item 1. Schedule of Investments.

Outfitter Fund
	Schedule of Investments
	April 30, 2015 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Consumer Discretionary
3,000	Assa Abloy **	$ 86,970
6,900	Continental Aktiengesellschaft **	318,780
10,000	Gannett Co., Inc.	343,200
1,600	PepsiCo, Inc.	152,192
600	Starwood Hotels & Resorts Worldwide, Inc.	51,570
4,000	Vista Outdoor Inc. *	175,040
Total for Consumer Discretionary		1,127,752	4.85%

Consumer Staples
4,000	Boulder Brands, Inc. *	38,160
3,600	Cia Brasileira de Distribuicao Grupo Pao de Acucar **	120,744
4,580	Compañía Cervecerías Unidas S.A. **	100,165
4,000	The Procter & Gamble Company	318,040
10,000	Unilever N.V. **	434,800
Total for Consumer Staples		1,011,909	4.35%

Energy
2,200	Hess Corporation	169,180
5,200	Natural Gas Services Group, Inc. *	131,820
1,800	Schlumberger Limited	170,298
4,400	Synergy Resources Corporation *	52,712
1,900	Whiting Petroleum Corporation *	72,029
Total for Energy		596,039	2.56%

Financials
2,600	Berkshire Hathaway Inc. Class B *	367,146
6,200	CBOE Holdings, Inc.	348,874
2,400	CME Group Inc. - Class A	218,184
5,400	Lincoln National Corporation	305,046
7,000	Republic Bancorp, Inc. Class A	166,460
4,800	Royal Bank of Canada (Canada)	319,104
23,000	Susquehanna Bancshares, Inc.	309,120
2,900	T. Rowe Price Group, Inc.	235,422
6,000	Union Bankshares Corporation	130,560
Total for Financials		2,399,916	10.32%

Health Care
4,000	Accuray Incorporated *	32,520
910	Biogen Idec Inc. *	340,276
7,000	H. Lundbeck A/S * **	136,290
4,000	Merck & Co., Inc.	238,240
2,100	Myriad Genetics, Inc. *	69,363
4,000	NxStage Medical, Inc. *	73,320
25,000	Sequenom, Inc. *	111,000
650	United Therapeutics Corporation *	103,799
Total for Health Care		1,104,808	4.75%

Industrials
10,000	CSX Corporation	360,900
2,500	Deere & Company	226,300
2,000	FedEx Corporation	339,140
2,600	General Dynamics Corporation	357,032
18,000	General Electric Company	487,440
4,000	The Manitowoc Company, Inc.	78,920
6,000	MYR Group Inc. *	175,920
3,038	Orbital ATK, Inc.	222,260
2,500	Quanta Services, Inc. *	72,275
2,600	United Technologies Corporation	295,750
Total for Industrials		2,615,937	11.26%

Information Technology
800	Adobe Systems Incorporated *	60,848
14,200	Applied Materials, Inc.	281,018
2,200	comScore, Inc. *	115,192
2,100	FireEye, Inc. *	86,730
320	Google Inc. - Class A *	175,606
100	Google Inc. - Class C *	53,882
500	International Business Machines Corporation	85,645
16,300	KVH Industries, Inc. *	219,887
500	QUALCOMM Incorporated	34,000
1,900	Red Hat, Inc. *	142,994
6,500	Texas Instruments Incorporated	352,365
Total for Information Technology		1,608,167	6.92%

Materials
3,000	Calgon Carbon Corporation	66,570
4,200	E. I. du Pont de Nemours and Company	307,440
1,000	Monsanto Company	113,960
10,200	Potash Corporation of Saskatchewan Inc. (Canada)	332,928
4,400	The Valspar Corporation	356,840
Total for Materials		1,177,738	5.06%

Telecommunication Services
4,300	Consolidated Communications Holdings, Inc.	90,601
6,000	Verizon Communications Inc.	302,640
Total for Telecommunication Services		393,241	1.69%

Utilities
5,000	Dominion Resources, Inc.	358,400
Total for Utilities		358,400	1.54%

Total for Common Stocks (Cost $9,582,513)		12,393,907	53.30%

CORPORATE BONDS
474,000	Belo Corp. 7.25% 9/15/2027	516,660
250,000	Bill Barrett Corporation 7.625% 10/1/2019	243,125
300,000	Citigroup Inc. 5.5% 2/15/2017	321,087
300,000	Computer Sciences Corp. 6.50% 3/15/2018	334,697
215,000	Comstock Resources, Inc. 7.75% 4/1/2019	103,436
504,000	Expedia, Inc. 5.95% 8/15/2020	566,033
350,000	Ford Motor Credit Company LLC 4.25% 2/3/2017	366,982
250,000	Ford Motor Credit Company LLC 2.597% 11/4/2019	252,485
100,000	Freeport-McMoRan Inc. 3.10% 3/15/2020	98,828
70,000	Gannett Co., Inc. 6.375% 9/1/2015	70,962
237,000	Gannett Co., Inc. 7.125% 9/1/2018	244,999
300,000	Gannett Co., Inc. 5.125% 7/15/2020	314,118
475,000	General Electric Cap Corp. 5.3% 2/11/2021	550,066
250,000	Goldman Sachs 3.625% 2/7/2016	255,106
200,000	Goldman Sachs 5.75% 1/24/2022	232,102
350,000	GTE Corporation 6.94% 4/15/2028	443,151
300,000	Hewlett-Packard Company 3.30% 12/9/2016	309,879
400,000	John Deere Capital Corporation 2.80% 3/4/2021	411,009
470,000	Microsoft Corp 4.5% 10/1/2040	507,986
308,000	Plains Exploration & Production, 6.5% 11/15/2020	327,235
475,000	Tyson Foods, Inc. 4.5% 6/15/2022	517,633
490,000	Wal-Mart Stores, Inc. 5.25% 9/1/2035	593,798
400,000	The WhiteWave Foods Company 5.375% 10/1/2022	430,000
520,000	Whiting Petroleum Corporation 5% 3/15/2019	518,700
Total for Corporate Bonds (Cost $8,452,298)		8,530,077	36.68%

EXCHANGE TRADED FUNDS
4,600	iShares MSCI India ETF	135,171
Total Exchange Traded Funds (Cost $149,445)		135,171	0.58%

PREFERRED STOCK
3,000	Genie Energy Ltd. 7.5% Series 12-A Preferred	22,350
Total for Preferred Stock (Cost $20,236)		22,350	0.10%

REAL ESTATE INVESTMENT TRUSTS
13,000	Two Harbors Investment Corp.	136,500
6,000	Washington Real Estate Investment Trust	148,320
Total for Real Estate Investment Trusts (Cost $286,282)		284,820	1.22%

MUNICIPAL BONDS
30,000	Cook County Illinois School District No.035 Refunding	34,400
	Taxable Series A 5.125% 12/1/2020
100,000	Fort Lauderdale Florida Special Obligation Pension Funding	105,537
	Taxable Bonds 3.574% 1/1/2023
150,000	Maryland State Economic Development Corporation Refunding	151,695
	Aviation Administration Taxable Bonds 2.5% 6/1/2021
40,000	Massachusetts State Housing Finance Agency Taxable	41,036
	Series D 4.782% 12/1/2020
45,000	North Carolina Housing Finance Agency Revenue Refunding	46,546
	Taxable Series 33 3.363% 1/1/2022
40,000	Oakland California Pension Obligation Taxable Bonds	29,701
	0.0% 12/15/2022 * ***
50,000	Virginia State Housing Development Authority Taxable Rental	52,128
	Housing Series E 3.754% 3/1/2021
Total for Municipal Bonds (Cost $454,877)		461,043	1.98%

MONEY MARKET FUNDS
707,093	Fidelity Money Market Portfolio Select Class 0.05% ****	707,093
707,093	Invesco Short-Term Investment Trust Liquid Asset Portfolio
	Institutional Class 0.07% ****	707,093
Total for Money Market Funds (Cost $1,414,186)		1,414,186	6.08%

Total Investment Securities		23,241,554	99.94%
	(Cost $20,359,837)

Other Assets In Excess of Liabilities		14,239	0.06%

Net Assets		$ 23,255,793	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** Zero coupon bond; Interest rate reflects effective yield on the date of purchase.
**** The Yield Rate shown represents the yield at April 30, 2015.

NOTES TO FINANCIAL STATEMENTS

OUTFITTER FUND

April 30, 2015

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at April 30, 2015 was $20,359,837. At April 30, 2015, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $3,198,977                    ($317,260)                                 $2,881,717

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2014), or expected to be taken on the Funds’ 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (REITs) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES: Expenses incurred by PFS Funds (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stocks, ADRs, exchange traded funds, preferred stock and real estate investment trusts) Equity securities are generally valued by using market quotations.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

Fixed income securities (including corporate bonds and municipal bonds). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of April 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,393,907	$0	$0	$12,393,907
Corporate Bonds	0	8,530,077	0	8,530,077
Exchange Traded Funds	135,171	0	0	135,171
Preferred Stock	22,350	0	0	22,350
Real Estate Investment Trusts	284,820	0	0	284,820
Municipal Bonds	0	461,043	0	461,043
Money Market Funds	1,414,186	0	0	1,414,186
Total	$14,250,434	$8,991,120	$0	$23,241,554

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any Level 3 assets during the three month period ended April 30, 2015. There were no transfers into or out of the levels during the three month period ended April 30, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the three month period ended April 30, 2015.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:          6/17/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:          6/17/15

By: /s/Jeffrey R. Provence

      Jeffrey R. Provence

      Chief Financial Officer

Date:          6/17/15